Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2019 (March 15, 2019)

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street
Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883
Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: This amendment to the Form 8-K Current Report initially filed on March 18, 2019 is filed to provide the required financial statements pertaining to the acquisition of AVX (as defined below).

Focus Universal Inc. (the “Company,” “we,” “us” or “our”) was incorporated in Nevada on December 4, 2012. Prior to the Acquisition (as defined below), our business plan was to be a provider of handheld sensor devices and a wholesaler of various air filtration systems. We acquired AVX Design & Integration, Inc., an Internet of Things (“IoT”) installation company (“AVX”), to expand into the home automation and commercial security markets.

On March 15, 2019, the Company entered into a stock purchase agreement with Patrick Calderone, the owner of AVX, whereby the Company purchased 100% of the outstanding stock of AVX (the “Acquisition”). Pursuant to the Acquisition, the Company purchased all 2,000 shares of the outstanding common stock of AVX for $875,000. The purchase price was structured as follows: (1) $550,000 payable in cash at closing; (2) $275,000 payable in 39,286 shares of the Company’s common stock issued upon closing; and (3) $50,000 payable in the form of a secured promissory note at 6% interest over 12 months secured by six shares of AVX common stock.

AVX is an IoT installation and management company based in southern California and was established in 2000 by Patrick Calderone. AVX works with designers, builders, and other professionals to design and install high-end technology into living spaces of high-end consumer homes and corporate conference rooms. The Company with this business combination can now expand into the home automation and commercial security markets.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference. Readers should review those agreements for a complete understanding of the terms and conditions associated with the transactions described herein.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

1

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

THE ACQUISITION AND RELATED TRANSACTIONS

On March 15, 2019, Focus Universal Inc., a Nevada corporation (the “Company”), completed a transaction with Patrick Calderone to purchase 100% of the outstanding stock of AVX Design & Integration, Inc., previously known as AVX Audio Video Experience, Inc. (“AVX”), an Internet of Things (“IoT”) installation company (the “Acquisition”). Pursuant to the Acquisition, the Company purchased all 2,000 shares of the outstanding common stock of AVX for $875,000. The purchase price was structured as follows: (1) $550,000 payable in cash at closing; (2) $275,000 payable in 39,286 shares of the Company’s common stock issued upon closing; and (3) $50,000 payable in the form of a secured promissory note at 6% interest over 12 months secured by six shares of AVX common stock. This description of the Acquisition and related transactions are qualified by reference to the full text of the various agreements attached as exhibits hereto. The Acquisition was closed on March 15, 2019. Patrick Calderone, the CEO of AVX, also entered into a consulting agreement with the Company pursuant to which he will offer 200 hours of consulting during the 12-month period following the Acquisition and will offer additional training for $150 per hour (for remote consultation) and $300 per hour (for on-site consultation).

Business Overview

The Company is entering the residential and commercial automation installation service industry through our acquisition of AVX. AVX was established in 2000 with the goal of providing high-performance, easy-to-use Audio/Video, Home Theater, Lighting Control, Automation and Integration services for high-net-worth residential projects. We intend to assist AVX by entering into the commercial and industrial markets as well as grow in the residential sector.

AVX designs from the ground up by working with designers, builders and other integrators, and has become an expert in making all systems integrate, creating CAD and line drawings for all electronic sub-systems and as-built drawings for completed projects.

AVX brings decades of experience in design and installation of distributed music, media rooms and home theaters with an emphasis on convenient and easy-to-operate control systems.

The primary customer base is made up of high-end contractors, designers and home owners. AVX also provides services to commercial clients.

AVX’s History

AVX was incorporated in California on June 16, 2000 as AVX Audio Visual Experience, Inc.; and in 2014, changed its name to AVX Design & Integration, Inc. AVX was wholly owned by its founder and CEO, Patrick Calderone, who has been managing AVX since it was established.

Vendors

The company is certified with high-end smart automation vendors mostly consisting of Crestron and Control4 to install full solutions for residential and commercial projects.

2

Operations

The company has a 2,500 square foot office and showroom in Culver City, CA with two service vans for field installations.

The employee staff consists of eleven well-trained employees. This staff includes a system planner, office manager, CAD designer, sales director and service technicians/integrators.

Home Automation and Commercial Security Market

According to BusinessWire,[1]  analysts forecast the global residential and commercial security market will grow at a compound annual growth rate of over 11% from 2018 to 2022. The U.S. led the global market in 2017 with a market share of 43%, and the U.S. is expected to dominate the market through 2022.

According to estimates by advisory and consulting firm Barnes Associates, the U.S. market for monitoring and related residential electronic security services was over $27 billion in revenue in 2016 and has grown every year for the past ten years.[2] This market is characterized by stable revenues from contractually committed recurring monthly payments and has proven to be recession-resistant through the last two economic downturns.

Services

AVX has over twenty years of experience as an installation firm. AVX’s portfolio of integrated home automation and commercial security products and services allows customers to remotely control, monitor and manage their homes and commercial spaces from any smart device.

Currently, AVX performs the following installations:

Multi-Room Audio/Video

•	High quality music playback in every room of your house as well as outdoors
•	Dedicated home theater installation
•	Stream content over the internet from your Blu-ray player to any television or speaker in the house
•	Fully integrated streaming of web radio stations, including Pandora, Rhapsody, iTunes and more
•	Simple control from your Apple iPad, iPhone or Android device

_____________________________________

[1] Business Wire. August 14, 2018. https://www.businesswire.com/news/home/20180814005441/en/Global-Residential-Commercial-Security-Market-2018-2022-11

[2] Imperial Capital. Security Industry Monitor. December 2018. https://www.imperialcapital.com/publications/Industry/12052018840.pdf

3

Lighting

•	Simple control of any light, from any keypad or remote
•	Create lighting paths between key areas
•	No more leaving lights on, press “AWAY” from any keypad to turn off everything
•	Seamlessly integrates with any size project
•	With Crestron lighting you have one integrator and eliminate the need for unnecessary programming

HVAC

•	Stop heating and air conditioning system when no one is present
•	Integrate with a single “AWAY” button on any remote, including mobile devices
•	Control the temperature for the entire house from your remote control or iPad
•	Automate simple timers or set the system to “VACATION” mode

Window Covering/Shades

•	Reduce summer cooling costs by lowering shades to block or filter sunlight
•	Perfectly integrated into the same remote control you use to change the channels on your television
•	Hundreds of fabric choices for window coverings, including black-out shades

Licensing and Regulations

We are subject to laws, regulations and licensing requirements of federal, state and local authorities. We are also required to obtain various licenses and permits from state and local authorities in connection with the operation of our business. Although we are currently only operating out of California, we intend on offering our products and services in other states in the future, and the majority of states regulate in some manner: the sale, installation, servicing, monitoring or maintenance of home automation and commercial security systems. In the states that do not regulate such activity, our company and our employees are typically required to obtain and maintain licenses, certifications or similar permits from the state as a condition to engaging in the home automation and commercial security services business.

In addition, a number of local governmental authorities have adopted ordinances regulating the activities of security service companies, typically in an effort reduce false alarms in their jurisdictions. These ordinances require permits for individual electronic security systems, imposing fines (on either the subscriber or the company) for false alarms, discontinuing police response to notification of an alarm activation after an individual has had a certain number of false alarms, and requiring various types of verification prior to dispatching authorities.

We currently hold a seller’s permit from the California State Board of Equalization and a City of Santa Monica Business License Certificate. We anticipate obtaining more licenses to expand our business operations into cities and states that the Board of Directors deems it profitable to market our services.

Our sales and marketing practices are regulated by the federal, state and local agencies. These laws and regulations typically place restrictions on the manner in which products and services can be advertised and sold and provide residential purchasers with certain rescission rights.

4

Strategy of the AVX Acquisition

Focus Universal Inc. is a universal smart instrumentation platform developer and universal smart device manufacturer. We are also a wholesaler of various air filtration systems. In addition, we are interested in delivering smart home and security products and services.

The Ubiquitor, which is an IoT device that we have created and manufactured in limited quantities, is a platform that communicates with a group of sensors or probes of all types measurements with commercial and industrial application. The data readout is displayed on the computer, smartphone, or tablet display in a program or application we have created. We are designing the application software (the “App”) to have a graphical representation of control and indicator elements common in real instruments, such as knobs, buttons, dials, and graphs, etc. Our developers are designing and implementing a soft control touch screen interface that supports real-time data monitoring and facilitates instrument control and operation.

Strategy and Marketing Plan as it relates to AVX

We purchased AVX because we believe that if we combine our sensors, in particular the Ubiquitor, with AVX’s capabilities, we can help upgrade the homes to use wireless technologies, like smartphones, to control the smart home features. We also believe we can utilize the features in our Ubiquitor device to the AVX customers and enhance the capabilities tremendously. We think we can use AVX’s platform and customer base to integrate Ubiquitor devices into home IoT systems.

RISK FACTORS

Risks Related to Our Acquisition of AVX

If we are unable to manage our anticipated post-Acquisition growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations and addition of operating subsidiaries, new personnel may be required in all areas of our operations in order to implement our post-Acquisition business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our profitability.

Increasing competition within our industry could have an impact on our business prospects.

The IoT market is a growing industry where new competitors are entering the market frequently. These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer than we have been developing ours.  Although our portfolio of products and related revenue stream sources are broad, increasing competition may have a negative impact on our profit margins.

You will be unable to ascertain the merits or risks of any particular target business’ operations.

We may be affected by numerous risks inherent in the business operations of the entity with which we combine. Because we may seek to acquire businesses that potentially need financial, operational, strategic or managerial redirection, we may be affected by the risks inherent in the business and operations of a financially or operationally unstable entity. Although our officers and directors will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all of the significant risk factors or that we will have adequate time to complete due diligence. Furthermore, some of these risks may be outside of our control and leave us with no ability to control or reduce the chances that those risks will adversely impact a target business. We also cannot assure you that an investment in our securities will ultimately prove to be more favorable to investors than a direct investment, if such opportunity were available, in an acquisition target.

5

You may not have any assurance from an independent source that the price we are paying for the target in our business combination is fair to our stockholders from a financial point of view.

Unless we consummate our initial business combination with an affiliated entity, we are not required to obtain an opinion from an independent third party that the price we are paying is fair to our stockholders from a financial point of view. If we do not obtain an opinion, our stockholders will be relying on the judgment of our Board of Directors, who will determine fair market value based on standards generally accepted by the financial community. Such standards used will be disclosed in our tender offer documents, as applicable, related to our business combination.

Our success following our business combination likely will depend upon the efforts of management of the target business. The loss of any of the key personnel of the target’s management team could make it more difficult to operate the target profitably.

Although key personnel may remain with the target business following a business combination, we can offer no assurance that any will do so. Moreover, as a result of the existing commitments of our key personnel, it is likely that we will retain some or all of the management of the target business to conduct its operations. The departure of any key members of the target’s management team could thus make it more difficult to operate the post-combination business profitably. Moreover, to the extent that we will rely upon the target’s management team to operate the post-combination business, we will be subject to risks regarding their managerial competence. While we intend to closely scrutinize the skills, abilities and qualifications of any individuals we retain after a business combination, our ability to do so may be limited due to a lack of time, resources or information. Accordingly, we cannot assure you that our assessment of these individuals will prove to be correct and that they will have the skills, abilities and qualifications we expect.

Our key personnel may negotiate employment or consulting agreements with a target business in connection with our business combination.

These agreements may provide for them to receive compensation following our business combination and, as a result, may cause them to have conflicts of interest in determining whether a particular business combination would be advantageous to us. Our key personnel may decide to remain with the company after the consummation of our business combination only if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or our securities for services they would render to us after the consummation of our business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business and cause them to have conflicts of interest in determining whether a particular business combination would be advantageous to us.

The officers and directors of an acquisition candidate may resign upon consummation of our business combination. The loss of an acquisition target’s key personnel could negatively impact the operations and profitability of our post-combination business.

The role of an acquisition candidate’s key personnel upon the consummation of our business combination cannot be ascertained at this time. Although we contemplate that certain members of an acquisition candidate’s management team will remain associated with us following our business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place. The loss of an acquisition target’s key personnel could negatively impact the operations and profitability of our post-combination business.

6

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of AVX filed herewith are the following:

Filed herewith as Exhibit 99.2 are the audited financial statements of AVX for the fiscal years ended December 31, 2018 and 2017.

(b) Pro Forma Financial Information:

Filed herewith as Exhibit 99.3 is the unaudited pro forma condensed consolidated financial information of the Company and its subsidiaries.

(d) Exhibits

Exhibit Number	Description
10.1*	Form of Stock Purchase Agreement, as filed with the Commission on March 18, 2019.
10.2*	Form of Secured Promissory Note, as filed with the Commission on March 18, 2019.
10.3*	Form of Stock Pledge Agreement, as filed with the Commission on March 18, 2019.
10.4*	Form of Subscription Agreement, as filed with the Commission on March 18, 2019.
10.5*	Form of Consulting Agreement, as filed with the Commission on March 18, 2019.
99.1*	Press Release of Focus Universal Inc. dated March 15, 2019, as filed with the Commission on March 18, 2019.
99.2**	Audited financial statements of AVX for the fiscal years ended December 31, 2018 and 2017.
99.3**	Pro Forma Consolidated Financial Statements as of December 31, 2018 (unaudited)

*	as filed with the Commission on March 18, 2019.
**	filed herewith

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL, INC.

Date: May 28, 2019	By:	/s/ Desheng Wang
Name: Desheng Wang Title: Chief Executive Officer

8